Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Daxor Corporation (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date thereof (the "Report"), I, Joseph Feldschuh, M.D., Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/s/Joseph Feldschuh,M.D.
Joseph Feldschuh, M.D.
Chairman of the Board, President and Chief Executive Officer
May 14, 2003

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.